UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2020

PepsiCo, Inc.

(Exact name of registrant as specified in its charter)

North Carolina	1-1183	13-1584302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Anderson Hill Road, Purchase, New York		10577
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (914) 253-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value 1-2/3 cents per share	PEP	The Nasdaq Stock Market LLC
2.500% Senior Notes due 2022	PEP22a	The Nasdaq Stock Market LLC
1.750% Senior Notes due 2021	PEP21a	The Nasdaq Stock Market LLC
2.625% Senior Notes due 2026	PEP26	The Nasdaq Stock Market LLC
0.875% Senior Notes due 2028	PEP28	The Nasdaq Stock Market LLC
0.750% Senior Notes due 2027	PEP27	The Nasdaq Stock Market LLC
1.125% Senior Notes due 2031	PEP31	The Nasdaq Stock Market LLC
0.875% Senior Notes due 2039	PEP39	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01.	Other Events.

PepsiCo Senior Notes Offering.

On March 17, 2020, PepsiCo, Inc. (“PepsiCo”) announced an offering of $1.5 billion of its 2.250% Senior Notes due 2025 (the “2025 Notes”), $500 million of its 2.625% Senior Notes due 2027 (the “2027 Notes”), $1.5 billion of its 2.750% Senior Notes due 2030 (the “2030 Notes”), $750 million of its 3.500% Senior Notes due 2040 (the “2040 Notes”), $1.5 billion of its 3.625% Senior Notes due 2050 (the “2050 Notes”) and $750 million of its 3.875% Senior Notes due 2060 (the “2060 Notes,” and together with the 2025 Notes, 2027 Notes, 2030 Notes, 2040 Notes and 2050 Notes, the “Notes”). BofA Securities, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC were joint book-running managers for the offering of the Notes.

PepsiCo received net proceeds of approximately $6.4 billion, after deducting underwriting discounts and estimated offering expenses payable by PepsiCo. The net proceeds will be used for general corporate purposes, including the repayment of commercial paper.

The Notes were offered and sold pursuant to a Terms Agreement (the “Terms Agreement”) dated March 17, 2020 (incorporating the PepsiCo, Inc. Underwriting Agreement Standard Provisions dated as of November 18, 2019 (the “Standard Provisions”)) among PepsiCo and the representatives of the several underwriters, under PepsiCo’s automatic shelf registration statement (the “Registration Statement”) on Form S-3 (File No. 333-234767), filed with the Securities and Exchange Commission (the “SEC”) on November 18, 2019. PepsiCo has filed with the SEC a prospectus supplement, dated March 17, 2020, together with the accompanying prospectus, dated November 18, 2019, relating to the offer and sale of the Notes. The Notes were issued on March 19, 2020 pursuant to an Indenture (the “Indenture”) dated as of May 21, 2007 between PepsiCo and The Bank of New York Mellon, as Trustee. The following table summarizes information about the Notes and the offering thereof.

	2025 Notes	2027 Notes	2030 Notes	2040 Notes	2050 Notes	2060 Notes
Aggregate Principal Amount Offered:	$1.5 billion	$500 million	$1.5 billion	$750 million	$1.5 billion	$750 million
Maturity Date:	March 19, 2025	March 19, 2027	March 19, 2030	March 19, 2040	March 19, 2050	March 19, 2060
Interest Payment Dates:	Semi-annually on each March 19 and September 19, commencing on September 19, 2020	Semi-annually on each March 19 and September 19, commencing on September 19, 2020	Semi-annually on each March 19 and September 19, commencing on September 19, 2020	Semi-annually on each March 19 and September 19, commencing on September 19, 2020	Semi-annually on each March 19 and September 19, commencing on September 19, 2020	Semi-annually on each March 19 and September 19, commencing on September 19, 2020
Coupon:	2.250%	2.625%	2.750%	3.500%	3.625%	3.875%
Optional Redemption:	Prior to February 19, 2025, make-whole call at Treasury rate plus 25 basis points; par call at any time on or after February 19, 2025	Prior to January 19, 2027, make-whole call at Treasury rate plus 30 basis points; par call at any time on or after January 19, 2027	Prior to December 19, 2029, make-whole call at Treasury rate plus 30 basis points; par call at any time on or after December 19, 2029	Prior to September 19, 2039, make-whole call at Treasury rate plus 30 basis points; par call at any time on or after September 19, 2039	Prior to September 19, 2049, make-whole call at Treasury rate plus 30 basis points; par call at any time on or after September 19, 2049	Prior to September 19, 2059, make-whole call at Treasury rate plus 35 basis points; par call at any time on or after September 19, 2059
Price to Public:	99.929%	99.487%	99.463%	99.232%	99.474%	98.419%

The Notes are unsecured obligations of PepsiCo and rank equally with all of PepsiCo’s other unsecured senior indebtedness. The Indenture also contains customary event of default provisions.

The above description of the Terms Agreement, the Indenture and the Notes is qualified in its entirety by reference to the Terms Agreement, the Indenture and the forms of Notes. Each of the Terms Agreement, the Standard Provisions and the forms of the 2025 Note, 2027 Note, 2030 Note, 2040 Note, 2050 Note and 2060 Note is incorporated by reference into the Registration Statement and is filed with this Current Report on Form 8-K as Exhibit 1.1, Exhibit 1.2, Exhibit 4.1, Exhibit 4.2, Exhibit 4.3, Exhibit 4.4, Exhibit 4.5 and Exhibit 4.6, respectively. The Board of Directors resolutions authorizing PepsiCo’s officers to establish the terms of the Notes have been filed as Exhibit 4.7 to the Registration Statement. The Indenture has been filed as Exhibit 4.3 to the Registration Statement. Opinions regarding the legality of the Notes are incorporated by reference into the Registration Statement and are filed with this Current Report on Form 8-K as Exhibits 5.1 and 5.2; and consents relating to such incorporation of such opinions are incorporated by reference into the Registration Statement and are filed with this Current Report on Form 8-K as Exhibits 23.1 and 23.2 by reference to their inclusion within Exhibits 5.1 and 5.2, respectively.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

1.1	Terms Agreement dated March 17, 2020 (incorporating the PepsiCo, Inc. Underwriting Agreement Standard Provisions dated as of November 18, 2019) among PepsiCo and BofA Securities, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC as representatives of the several underwriters named therein.

1.2	PepsiCo, Inc. Underwriting Agreement Standard Provisions dated as of November 18, 2019 (incorporated by reference to Exhibit 1.2 to PepsiCo’s Registration Statement on Form S-3 (File No. 333-234767) filed with the SEC on November 18, 2019).

4.1	Form of 2.250% Senior Note due 2025.

4.2	Form of 2.625% Senior Note due 2027.

4.3	Form of 2.750% Senior Note due 2030.

4.4	Form of 3.500% Senior Note due 2040.

4.5	Form of 3.625% Senior Note due 2050.

4.6	Form of 3.875% Senior Note due 2060.

5.1	Opinion of Davis Polk & Wardwell LLP.

5.2	Opinion of Womble Bond Dickinson (US) LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

23.2	Consent of Womble Bond Dickinson (US) LLP (included in Exhibit 5.2).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 19, 2020	PepsiCo, Inc.

	By:	/s/ Cynthia A. Nastanski

Name:	Cynthia A. Nastanski
Title:	Senior Vice President, Corporate Law and Deputy Corporate Secretary

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